Loans to Banking Clients and Related Allowance for Loan Losses - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total nonaccrual loans	$ 48	$ 52
Loans accruing interest contractually 90 days or more past due	0	0
Nonperforming assets, including nonaccrual loans and other real estate owned	$ 54	$ 56
Minimum fair value percentage of collateral to principal amount of loan	100.00%	100.00%